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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-12761, File No. 333-96393, File No. 333-95663, and File No, 333-38626.

                                                         /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 19, 2002